SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Agreement”), dated as of June 17, 2009 among ADAMS GOLF, INC., a Delaware corporation, ADAMS GOLF HOLDING CORP., a Delaware corporation, ADAMS GOLF GP CORP., a Delaware corporation, ADAMS GOLF, LTD., a Texas limited partnership, ADAMS GOLF IP, L.P., a Delaware limited partnership, ADAMS GOLF MANAGEMENT CORP., a Delaware corporation, WGU, LLC, a Texas limited liability company (hereinafter the “Borrowers”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association) (the “Bank”);

WITNESSETH:

WHEREAS, the Borrowers and Bank have entered into that certain Loan and Security Agreement dated as of November 13, 2007, as amended (the “Existing Loan Agreement”).

WHEREAS, the parties hereto have agreed to amend the Existing Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1.  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Loan Agreement” means the Existing Loan Agreement as amended hereby.

“Second Amendment Effective Date” shall have the meaning set forth in Subpart 4.1.

SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Loan Agreement.

PART II
AMENDMENTS TO EXISTING LOAN AGREEMENT

SUBPART 3.1.  Amendment to the Definition of “Applicable Margin”.  Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the definition of  “Applicable Margin” is amended in its entirety so that such definition now reads as follows:

“Applicable Margin” means (a) 2.50% with respect to LMIR Loans and (b) 0.00% with respect to Base Rate Loans.

SUBPART 3.2.  Amendment to Section 2.2.1.  Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the following sentences are added to the end of Section 2.2.1:

Notwithstanding the foregoing, the Borrowers shall not be required to implement any lockbox arrangement required by this Section 2.2.1 unless Excess Availability at any time is less than $5,000,000.  If Excess Availability at any time is less than $5,000,000, Borrowers shall have a period of thirty (30) days thereafter to implement any lockbox arrangement required by this Section 2.2.1.

SUBPART 3.3.  Amendment to Section 7.1.  Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the last sentence of Section 7.1 is amended in its entirety so that such sentence now reads as follows:

Notwithstanding the foregoing, the Borrowers shall not be required to maintain the foregoing Fixed Charge Coverage Ratio as of the last day of any month if the average amount of Excess Availability for such month exceeds $5,000,000.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1.  Second Amendment Effective Date.  This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part IV shall have been satisfied or waived (the “Second Amendment Effective Date”), and thereafter this Amendment shall be known, and may be referred to, as “Second Amendment.”

SUBPART 4.2.  Execution of Counterparts of Documents.  The Bank shall have received fully executed counterparts of this Amendment.

SUBPART 4.3.  Fees and Expenses.  The Borrowers shall have paid all fees and expenses of the Bank in connection with this Amendment (including reasonable attorney’s fees).

PART V
MISCELLANEOUS

SUBPART 5.1.  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 5.2.  References in Other Loan Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Loan Agreement to the “Loan Agreement” and all references in the other Loan Documents to the “Loan Agreement” shall be deemed to refer to the Amended Loan Agreement.

SUBPART 5.3.  Representations and Warranties of the Borrower.  Each Borrower hereby represents and warrants that (a) the representations and warranties contained in Section 4 of the Existing Loan Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists under the Existing Loan Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

SUBPART 5.4.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 5.5.  Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 5.6.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	ADAMS GOLF, INC.
ADAMS GOLF HOLDING CORP.
ADAMS GOLF GP CORP.
ADAMS GOLF MANAGEMENT CORP.

	By:	/S/ OLIVER G. BREWER III
Name:
Title:

ADAMS GOLF, LTD.
ADAMS GOLF IP, L.P.

By: Adams Golf GP Corp., its general Partner

		By:	/S/OLIVER G. BREWERIII
Name:
Title:

WGU, LLC.

	By:	Adams Golf, Ltd., its sole member
		By:	Adams Golf GP Corp.,
its general partner

		By:	/S/OLIVER G. BREWERIII
Name:
Title:

BANK:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ Thomas P. Floyd
Name:	Thomas P. Floyd
Title:	Vice President